Exhibit 10.1.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 14, 2003 is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (“Borrower”), each lender whose name is set forth on the signature pages hereof or which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 11.8 of the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and an Arranger, with respect to the following:

A.    Borrower, Wells Fargo Bank, National Association and Union Bank of California, N.A. have previously entered into that certain Credit Agreement dated as of January 14, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B.    Section 5.14 provides for certain post-closing items to be completed and for certain provisions to take effect to the extent such post-closing items are not completed.

C.    Borrower and the Administrative Agent have determined that it would be in the best interest of the parties to provide a 60 day extension to allow more time to work on completing such post-closing matters.

D.    In light of the foregoing, Borrower, the Administrative Agent and the Requisite Lenders wish to amend the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Section 5.14.

(a)    Section 5.14 of the Credit Agreement is hereby amended by deleting “90” wherever it appears and substituting “150” in lieu thereof in each instance.

(b)    Section 5.14(a)(ii)(3) of the Credit Agreement is hereby amended by deleting “180” and substituting “240” in lieu thereof.

2.    Representations and Warranties in the Credit Agreement.    Borrower hereby confirms that the representations and warranties contained in the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

3.    Conditions Precedent.    The amendments in Section 1 of this Amendment shall be effective upon the Administrative Agent’s receipt of (a) counterparts of this Amendment executed by Borrower, the Administrative Agent and the Requisite Lenders and executed counterparts of the Guarantors’ consent to this Amendment, sufficient in number for distribution to the Administrative Agent, the Lenders and Borrower.

4.    Reaffirmation.    Except as amended by the terms herein, the Credit Agreement and each other Loan Document remains in full force and effect and Borrower hereby reaffirms and ratifies the Credit Agreement and each other Loan Document. This Amendment contains the entire agreement of the parties hereto and supersedes any and all prior agreements or understandings between the parties, written or oral, respecting the subject matter hereof. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

5.    Counterparts.    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

7.    Waiver of Right to Trial by Jury.    EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.    Attorneys’ Fees and Other Costs.    Borrower agrees to pay, on demand, all reasonable attorneys’ fees and costs (and allocated costs of attorneys employed by the Administrative Agent ) incurred in connection with the negotiation, documentation and execution of this Amendment.

9.    Miscellaneous.    This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WEST MARINE FINANCE COMPANY, INC., a California corporation

By	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO, VP—Finance

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By	/S/ PATRICK BISHOP

Patrick Bishop Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, the Issuing Lender and the Swing Line Lender

By	/S/ PATRICK BISHOP

Patrick Bishop Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By	/S/ WILLIAM E. HINCH

Name: William E. Hinch Title: Vice President

FLEET RETAIL FINANCE INC., as a Lender

By	/S/ ALEXIS GRIFFIN

Name: Alexis Griffin Title: Vice President

LASALLE BANK, as a Lender

By	/S/ MARK MITAL

Name: Mark Mital Title: Vice President

GUARANTY BANK, as a Lender

By	/S/ SCOTT L. BREWER

Name: Scott L. Brewer Title: Vice President

WASHINGTON MUTUAL BANK, as a Lender

By	/S/ TONY YEE

Name: Tony Yee Title: Assistant Vice President

ALLIED IRISH BANKS PLC, as a Lender

By	/S/ JOHN FARRACE

Name: John Farrace Title: Senior Vice President

By	/S/ RIMA TERRIDISTA

Name: Rima Terridista Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/S/ JAMES W. HENKEN

Name: James W. Henken Title: Vice President

WEST COAST BANK, as a Lender

By	/S/ TIM JOHNSON

Name: Tim Johnson Title: Vice President

BANK OF THE WEST, as a Lender

By	/S/ GREG TALLERICO

Name: Greg Tallerico Title: Vice President

BANK LEUMI USA, as a Lender

By	/S/ BOAZ BLUMOVITZ

Name: Boaz Blumovitz Title: Vice President

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that the Guaranty Agreement dated as of January 14, 2003 or Guarantee Agreement dated as of January 14, 2003 (as applicable) executed by it in favor of the Administrative Agent and the Lenders remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned and each of the undersigned hereby confirms that the representations and warranties contained in the Guaranty Agreement dated as of January 14, 2003 or Guarantee Agreement dated as of January 14, 2003 (as applicable) (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

WEST MARINE, INC., a Delaware corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

WEST MARINE PRODUCTS, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

WEST MARINE PUERTO RICO, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

W MARINE MANAGEMENT COMPANY, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

WEST MARINE LBC, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

WEST MARINE IHC I, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

E&B MARINE INC., a Delaware corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

E & B MARINE LBC, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

E & B MARINE IHC I, INC., a California corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

E & B MARINE SUPPLY, INC., a New Jersey corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

E & B MARINE SUPPLY, INC., a Maryland corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

GOLDBERGS’ MARINE DISTRIBUTORS, INC., a Delaware corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

JAMES BLISS & CO., INC., a Massachusetts corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

SEA RANGER MARINE INC., a Delaware corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

KRISTA CORPORATION, a Delaware corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

CENTRAL MARINE SUPPLY, INC., a New Jersey corporation

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance

WEST MARINE CANADA CORP., a Nova Scotia unlimited liability company

By:	/S/ ERIC NELSON

Name: Eric Nelson Title: CAO & Vice President—Finance